SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 30, 2002

Wells Real Estate Fund III, L.P.
(Exact Name of Registrant as Specified in Charter)

GEORGIA	0-18407	58-1800833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Item 2.    Sale of Assets

Greenville Center

On September 30, 2002, Wells Real Estate Fund III, L.P. (the “Registrant”) sold an office building located in Greenville, North Carolina (the “Greenville Center”) for $2,400,000 to East Carolina University Real Estate Foundation, Inc. (“East Carolina University”). The Registrant originally purchased the land for the Greenville Center as a build-to-suit property in June 1990. The Registrant’s total acquisition cost for the land and the development and construction of the Greenville Center was approximately $3,778,000.

The Greenville Center is a two-story office building containing approximately 35,300 rentable square feet located on a 2.34-acre tract of land. As of September 30, 2002, the Greenville Center was approximately 26.4% occupied by multiple tenants.

The Registrant received net proceeds of $2,271,187 from the sale of the Greenville Center. The Registrant recognized a loss of $494,143 in connection with the sale of the Greenville Center, including an impairment loss of $373,750 which had been recorded for the quarter ended June 30, 2002 as a result of writing down the Greenville Center to its fair market value based upon the purchase price contained in the Purchase and Sale Agreement executed between the Registrant and East Carolina University on July 1, 2002.

Item 7.    Financial Statements and Exhibits

(a) Financial Statements.    The Registrant hereby provides the following unaudited pro forma financial information relating to the sale of the Greenville Center. Such financial statements are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

Wells Real Estate Fund III, L.P.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2002 (unaudited)	F-2

Pro Forma Statement of Income for the year ended December 31, 2001 (unaudited)	F-3

Pro Forma Statement of (Loss) Income for the six months ended June 30, 2002 (unaudited)	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND III, L.P. (Registrant) By: WELLS CAPITAL, INC. General Partner

By:	/S/ LEO F. WELLS, III
Leo F. Wells, III President

By:	/S/ LEO F. WELLS, III
Leo F. Wells, III General Partner

Date: October 14, 2002

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WELLS REAL ESTATE FUND III, L.P.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund III, L.P. included in its annual report filed on Form 10-K for the year ended December 31, 2001 and quarterly report filed on Form 10-Q for the period ended June 30, 2002.

The following unaudited pro forma balance sheet as of June 30, 2002 has been prepared to give effect to the disposition of the Greenville Center Building by Wells Real Estate Fund III, L.P. as if the disposition occurred on June 30, 2002.

The following unaudited pro forma statement of income for the year ended December 31, 2001 has been prepared to give effect to the disposition of the Greenville Center Building as if the disposition occurred on January 1, 2001.

The following unaudited pro forma statement of loss (income) for the six months ended June 30, 2002 has been prepared to give effect to the disposition of the Greenville Center Building as if the disposition occurred on January 1, 2001.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the Greenville Center Building been consummated as of January 1, 2001.

WELLS REAL ESTATE FUND III, L.P.

PRO FORMA BALANCE SHEET

JUNE 30, 2002

(Unaudited)

	Wells Real Estate Fund III, L.P. (b)	Pro Forma Adjustments	Pro Forma Total
ASSETS:
Real Estate, at cost:
Land	$498,690	$(498,690)	$0
Building and improvements, less accumulated depreciation of $1,524,151 as of June 30, 2002	1,901,310	(1,901,310)	0

Total real estate	2,400,000	(2,400,000)	0

Cash and cash equivalents	379,967	2,278,859 (a)	2,658,826

Investments in joint ventures	10,800,682	0	10,800,682

Accounts receivable	7,049	(3,777)	3,272

Prepaid expenses and other assets	20,394	(15,413)	4,981

Total assets	$13,608,092	$(140,331)	$13,467,761

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts Payable	$32,389	$(15,648)	$16,741

Due to affiliates	87,720	0	87,720

Total liabilities	120,109	(15,648)	104,461

Partners’ Capital:
Limited partners:
Class A — 19,635,965 units	13,487,983	(124,683)	13,363,300
Class B — 2,544,540 units	0	0	0

Total partners’ capital	13,487,983	(124,683)	13,363,300

Total liabilities and partners’ capital	$13,608,092	$(140,331)	$13,467,761

(a)	Represents sale proceeds for the land and building.

(b)	Historical financial information obtained from Wells Real Estate Fund III, L.P.’s quarterly report filed on Form 10-Q for the period ended June 30, 2002.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND III, L.P.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2001

(Unaudited)

	Wells Real Estate Fund III, L.P. (e)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Rental income	$266,677	$(266,677	)(a)	$0
Equity in income of joint ventures	602,145	0		602,145
Interest income	9,042	0		9,042
Other Income	2,235	(2,235	)(a)	0

	880,099	(268,912)		611,187

EXPENSES:
Operating costs, net of reimbursements	201,334	(201,334	)(b)	0
Depreciation	167,383	(167,383	)(c)	0
Partnership administration	64,277	0		64,277
Management and leasing fees	29,335	(29,335	)(d)	0
Legal and accounting	25,434	(19,076	)(b)	6,358
Computer costs	16,894	(12,671	)(b)	4,223

	504,657	(429,799)		74,858

NET INCOME	$375,442	$160,887		$536,329

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS	$375,442			$536,329

NET INCOME PER CLASS A LIMITED PARTNER UNIT	$0.02			$0.03

NET CASH DISTRIBUTION PER CLASS A LIMITED PARTNER UNIT	$0.05			$0.05

(a)	Represents rental and other income related to the Greenville Center Building. Rental income is recognized on a straight-line basis.

(b)	Consists of expenses associated with the Greenville Center Building.

(c)	Depreciation expense is recognized using the straight-line method and a 25-year life.

(d)	Represents management and leasing fees related to the Greenville Center Building.

(e)	Historical financial information obtained from Wells Real Estate Fund III, L.P.’s annual report filed on Form 10-K for the year ended December 31, 2001.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND III, L.P.

PRO FORMA STATEMENT OF (LOSS) INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2002

(Unaudited)

	Wells Real Estate Fund III, L.P. (f)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Rental income	$96,701	$(96,701	) (a)	$0
Equity in income of joint ventures	21,782	0		21,782
Interest income	3,171	0		3,171

	121,654	(96,701)		24,953

EXPENSES:
Operating costs, net of reimbursements	101,208	(101,208	) (b)	0
Depreciation	89,293	(89,293	) (c)	0
Partnership administration	33,344	0		33,344
Management and leasing fees	6,919	(6,919	) (d)	0
Legal and accounting	9,748	(7,311	) (b)	2,437
Computer costs	4,374	(3,281	) (b)	1,093
Impairment loss	373,750	(373,750	) (e)	0

	618,636	(581,762)		36,874

NET (LOSS) INCOME	$(496,982)	$485,061		$(11,921)

NET LOSS ALLOCATED TO CLASS A LIMITED PARTNERS	$(496,982)			$(11,921)

NET LOSS PER CLASS A LIMITED PARTNER UNIT	$(0.03)			$0.00

NET CASH DISTRIBUTION PER CLASS A LIMITED PARTNER UNIT	$0.00			$0.00

(a)	Represents rental and other income related to the Greenville Center Building. Rental income is recognized on a straight-line basis.

(b)	Consists of expenses associated with the Greenville Center Building.

(c)	Depreciation expense is recognized using the straight-line method and a 25-year life.

(d)	Represents management and leasing fees related to the Greenville Center Building.

(e)	Represents impairment loss recognized on the fixed assets of the Greenville Center Building.

(f)	Historical financial information obtained from Wells Real Estate Fund III, L.P.’s quarterly report filed on Form 10-Q for the period ended June 30, 2002.

The accompanying notes are an integral part of this statement.

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